UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2022

NCL CORPORATION LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Beginning on December 13, 2022, NCL Corporation Ltd. (“NCLC”) amended the credit facilities detailed below to implement changes to certain financial covenants. Each of the First Side Letter, Second Side Letter, Explorer Supplemental Agreement, Explorer II Supplemental Agreement, Riviera Supplemental Agreement, Marina Supplemental Agreement, Leonardo One Supplemental Agreement, Leonardo Two Supplemental Agreement, Leonardo Three Supplemental Agreement, Leonardo Four Supplemental Agreement, Leonardo Five Supplemental Agreement, Leonardo Six Supplemental Agreement, Explorer III Supplemental Agreement, O Class Plus One Supplemental Agreement and O Class Plus Two Supplemental Agreement (each as defined below) amends, among other things, financial covenants relating to net debt to capitalization, free liquidity, and consolidated EBITDA to consolidated debt service.

First Side Letter

On December 13, 2022, NCLC entered into a side letter (the “First Side Letter”), among Seahawk One, Ltd., Seahawk Two, Ltd., Breakaway One, Ltd. and Breakaway Two, Ltd., each an indirect subsidiary of NCLC, as borrowers, NCLC, as guarantor, NCL International, Ltd., an indirect subsidiary of NCLC, as shareholder, KfW IPEX-Bank GmbH, as CIRR agent and facility agent under the Credit Agreements and as Hermes agent under the Seahawk One Credit Agreement and the Seahawk Two Credit Agreement (each as defined below), and Commerzbank Aktiengesellschaft, as Hermes agent under the Breakaway One Credit Agreement and the Breakaway Two Credit Agreement (each as defined below), which supplements each of the (i) Credit Agreement, dated as of July 14, 2014 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the First Side Letter, the “Seahawk One Credit Agreement”), among Seahawk One, Ltd., as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent, (ii) Credit Agreement, dated as of July 14, 2014 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the First Side Letter, the “Seahawk Two Credit Agreement”), among Seahawk Two, Ltd., as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent, (iii) Credit Agreement, dated as of November 18, 2010 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the First Side Letter, the “Breakaway One Credit Agreement”), among Breakaway One, Ltd., as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank ABP, Filial i Norge, as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and Commerzbank AG, New York Branch (formerly Deutsche Schiffsbank Aktiengesellschaft), DNB Bank ASA (formerly DNB NOR Bank ASA), HSBC Bank PLC, KfW IPEX-Bank GmbH and Nordea Bank Abp, Filial i Norge (formerly Nordea Bank Norge ASA), as joint lead arrangers and (iv) Credit Agreement, dated as of November 18, 2010 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the First Side Letter, the “Breakaway Two Credit Agreement”, and collectively with the Breakaway One Credit Agreement, the Seahawk One Credit Agreement and the Seahawk Two Credit Agreement, the “Credit Agreements”), among Breakaway Two, Ltd., as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank ABP, Filial i Norge, as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and Commerzbank AG, New York Branch (formerly Deutsche Schiffsbank Aktiengesellschaft), DNB Bank ASA (formerly DNB NOR Bank ASA), HSBC Bank PLC, KfW IPEX-Bank GmbH and Nordea Bank Abp, Filial i Norge (formerly Nordea Bank Norge ASA), as joint lead arrangers.

The foregoing summary of the First Side Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Second Side Letter

On December 13, 2022, NCLC entered into another side letter (the “Second Side Letter”), among Breakaway Three, Ltd. and Breakaway Four, Ltd., each an indirect subsidiary of NCLC, as borrowers, NCLC, as guarantor, NCL International, Ltd., an indirect subsidiary of NCLC, as shareholder, and KfW IPEX-Bank GmbH as CIRR agent, Hermes agent and facility agent, which supplements each of the (i) Credit Agreement, dated as of October 12, 2012 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Second Side Letter), among Breakaway Three, Ltd., as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger and (ii) Credit Agreement, dated as of October 12, 2012 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Second Side Letter), among Breakaway Four, Ltd., as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent.

The foregoing summary of the Second Side Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Seven Seas Explorer

NCLC entered into a supplemental agreement (the “Explorer Supplemental Agreement”), dated December 16, 2022 and which becomes effective upon the completion of certain conditions, among Explorer New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, Norwegian Cruise Line Holdings Ltd. (“NCLH”), which is the direct parent company of NCLC, and Seven Seas Cruises S. de R.L., an indirect subsidiary of NCLC, as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale and KfW IPEX-Bank GmbH, as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee, which amends the Loan Agreement, dated as of July 31, 2013 (as amended by an amendment and restatement agreement dated as of October 31, 2014, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Explorer Supplemental Agreement), among Explorer New Build, LLC, as borrower, the lenders and joint mandated lead arrangers party thereto, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee.

The foregoing summary of the Explorer Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Seven Seas Splendor

NCLC entered into a supplemental agreement (the “Explorer II Supplemental Agreement”), dated December 16, 2022 and which becomes effective upon the completion of certain conditions, among Explorer II New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLH, and Seven Seas Cruises S. de R.L., an indirect subsidiary of NCLC, as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank PLC, and KfW IPEX-Bank GmbH, as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee, which amends the Loan Agreement, dated as of March 30, 2016 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Explorer II Supplemental Agreement), among Explorer II New Build, LLC, as borrower, the lenders and joint mandated lead arrangers party thereto, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee.

The foregoing summary of the Explorer II Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Riviera

NCLC entered into a supplemental agreement (the “Riviera Supplemental Agreement”), dated December 16, 2022 and which becomes effective upon the completion of certain conditions, among Riviera New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLH, and Oceania Cruises S. de R.L., an indirect subsidiary of NCLC, as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, which amends the Loan Agreement, dated as of July 18, 2008 (as amended by an amendment and restatement agreement dated October 25, 2010, a side letter dated March 29, 2012, an amendment and restatement agreement dated October 31, 2014, and a framework agreement dated January 31, 2018, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Riviera Supplemental Agreement), among Riviera New Build, LLC, as borrower, the lenders and mandated lead arrangers party thereto, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent.

The foregoing summary of the Riviera Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Marina

NCLC entered into a supplemental agreement (the “Marina Supplemental Agreement”), dated December 16, 2022 and which becomes effective upon the completion of certain conditions, among Marina New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLH, and Oceania Cruises S. de R.L., an indirect subsidiary of NCLC, as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, which amends the Loan Agreement, dated as of July 18, 2008 (as amended by an amendment and restatement agreement dated October 25, 2010, as amended and restated by an amendment and restatement agreement dated October 31, 2014, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Marina Supplemental Agreement), among Marina New Build, LLC, as borrower, the lenders and mandated lead arrangers party thereto, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent.

The foregoing summary of the Marina Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Leonardo One (Norwegian Prima)

NCLC entered into a supplemental agreement (the “Leonardo One Supplemental Agreement”), dated December 16, 2022 and which becomes effective upon the completion of certain conditions, among Leonardo One, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH and Cassa Depositi e Prestiti S.P.A., as mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee, which amends the Loan Agreement, dated as of April 12, 2017 (as amended and restated by an amendment and restatement agreement dated November 21, 2017, as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo One Supplemental Agreement), among Leonardo One, Ltd., as borrower, the lenders and mandated lead arrangers party thereto, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee.

The foregoing summary of the Leonardo One Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Leonardo Two

NCLC entered into a supplemental agreement (the “Leonardo Two Supplemental Agreement”), dated December 16, 2022 and which becomes effective upon the completion of certain conditions, among Leonardo Two, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee, which amends the Loan Agreement, dated as of April 12, 2017 (as amended and restated by an amendment and restatement agreement dated November 21, 2017, as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo Two Supplemental Agreement), among Leonardo Two, Ltd., as borrower, the lenders and mandated lead arrangers party thereto, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee.

The foregoing summary of the Leonardo Two Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Leonardo Three

NCLC entered into a supplemental agreement (the “Leonardo Three Supplemental Agreement”), dated December 16, 2022 and which becomes effective upon the completion of certain conditions, among Leonardo Three, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, NCLH, the lenders party thereto, HSBC Bank PLC, BNP Paribas Fortis S.A./N.V., KfW IPEX-Bank GmbH and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, BNP Paribas S.A., as agent and SACE agent, and BNP Paribas S.A., as security trustee, which amends the Loan Agreement, dated as of April 12, 2017 (as amended and restated by an amendment and restatement agreement dated November 21, 2017, as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo Three Supplemental Agreement), among Leonardo Three, Ltd., as borrower, the lenders and joint mandated lead arrangers party thereto, BNP Paribas S.A., as agent and SACE agent, and BNP Paribas S.A., as security trustee.

The foregoing summary of the Leonardo Three Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Leonardo Four

NCLC entered into a supplemental agreement (the “Leonardo Four Supplemental Agreement”), dated December 16, 2022 and which becomes effective upon the completion of certain conditions, among Leonardo Four, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, NCLH, the lenders party thereto, HSBC Bank PLC, BNP Paribas Fortis S.A./N.V., KfW IPEX-Bank GmbH and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, BNP Paribas S.A., as agent and SACE agent, and BNP Paribas S.A., as security trustee, which amends the Loan Agreement, dated as of April 12, 2017 (as amended and restated by an amendment and restatement agreement dated November 21, 2017, as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo Four Supplemental Agreement), among Leonardo Four, Ltd., as borrower, the lenders and joint mandated lead arrangers party thereto, BNP Paribas S.A., as agent and SACE agent, and BNP Paribas S.A., as security trustee.

The foregoing summary of the Leonardo Four Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Leonardo Five

NCLC entered into a supplemental agreement (the “Leonardo Five Supplemental Agreement”), dated December 16, 2022 and which becomes effective upon the completion of certain conditions, among Leonardo Five, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas S.A., as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee, which amends the Loan Agreement, dated as of December 19, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo Five Supplemental Agreement), among Leonardo Five, Ltd., as borrower, the lenders and joint mandated lead arrangers party thereto, BNP Paribas S.A., as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee.

The foregoing summary of the Leonardo Five Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

Leonardo Six

NCLC entered into a supplemental agreement (the “Leonardo Six Supplemental Agreement”), dated December 16, 2022 and which becomes effective upon the completion of certain conditions, among Leonardo Six, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas S.A., as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee, which amends the Loan Agreement, dated as of December 19, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo Six Supplemental Agreement), among Leonardo Six, Ltd., as borrower, the lenders and joint mandated lead arrangers party thereto, BNP Paribas S.A., as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee.

The foregoing summary of the Leonardo Six Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

Explorer III

NCLC entered into a supplemental agreement (the “Explorer III Supplemental Agreement”), dated December 16, 2022 and which becomes effective upon the completion of certain conditions, among Explorer III New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, Seven Seas Cruises S. de R.L., an indirect subsidiary of NCLC, as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas S.A., as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee, which amends the Loan Agreement, dated as of December 19, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Explorer III Supplemental Agreement), among Explorer III New Build, LLC, as borrower, the lenders and joint mandated lead arrangers party thereto, BNP Paribas S.A., as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee.

The foregoing summary of the Explorer III Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.13 to this Current Report on Form 8-K and incorporated herein by reference.

O Class Plus One

NCLC entered into a supplemental agreement (the “O Class Plus One Supplemental Agreement”), dated December 16, 2022 and which becomes effective upon the completion of certain conditions, among O Class Plus One, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, Oceania Cruises S. de R.L., an indirect subsidiary of NCLC, as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas S.A., as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee, which amends the Loan Agreement, dated as of December 19, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the O Class Plus One Supplemental Agreement), among O Class Plus One, LLC, as borrower, the lenders and joint mandated lead arrangers party thereto, BNP Paribas S.A., as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee.

The foregoing summary of the O Class Plus One Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.14 to this Current Report on Form 8-K and incorporated herein by reference.

O Class Plus Two

NCLC entered into a supplemental agreement (the “O Class Plus Two Supplemental Agreement”), dated December 16, 2022 and which becomes effective upon the completion of certain conditions, among O Class Plus Two, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, Oceania Cruises S. de R.L., an indirect subsidiary of NCLC, as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas S.A., as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee, which amends the Loan Agreement, dated as of December 19, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the O Class Plus Two Supplemental Agreement), among O Class Plus Two, LLC, as borrower, the lenders and joint mandated lead arrangers party thereto, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee.

The foregoing summary of the O Class Plus Two Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.15 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Side Letter, dated December 13, 2022, by and among Seahawk One, Ltd., Seahawk Two, Ltd., Breakaway One, Ltd. and Breakaway Two, Ltd., as borrowers, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, KfW IPEX-Bank GmbH, as CIRR agent and facility agent under the Credit Agreements and as Hermes agent under the Seahawk One Credit Agreement and the Seahawk Two Credit Agreement, and Commerzbank Aktiengesellschaft, as Hermes agent under the Breakaway One Credit Agreement and the Breakaway Two Credit Agreement (incorporated herein by reference to Exhibit 10.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on December 19, 2022 (File No. 001-35784)).
10.2	Side Letter, dated December 13, 2022, by and among Breakaway Three, Ltd. and Breakaway Four, Ltd., as borrowers, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, and KfW IPEX-Bank GmbH as CIRR agent, Hermes agent and facility agent (incorporated herein by reference to Exhibit 10.2 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on December 19, 2022 (File No. 001-35784)).
10.3	Supplemental Agreement, dated December 16, 2022, by and among Explorer New Build, LLC, as borrower, NCL Corporation Ltd., as guarantor, Norwegian Cruise Line Holdings Ltd. and Seven Seas Cruises S. de R.L., as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale and KfW IPEX-Bank GmbH, as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee (incorporated herein by reference to Exhibit 10.3 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on December 19, 2022 (File No. 001-35784)).
10.4	Supplemental Agreement, dated December 16, 2022, by and among Explorer II New Build, LLC, as borrower, NCL Corporation Ltd., as guarantor, Norwegian Cruise Line Holdings Ltd. and Seven Seas Cruises S. de R.L., as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank PLC, and KfW IPEX-Bank GmbH, as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee (incorporated herein by reference to Exhibit 10.4 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on December 19, 2022 (File No. 001-35784)).
10.5	Supplemental Agreement, dated December 16, 2022, by and among Riviera New Build, LLC, as borrower, NCL Corporation Ltd., as guarantor, Norwegian Cruise Line Holdings Ltd. and Oceania Cruises S. de R.L., as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent (incorporated herein by reference to Exhibit 10.5 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on December 19, 2022 (File No. 001-35784)).
10.6	Supplemental Agreement, dated December 16, 2022, by and among Marina New Build, LLC, as borrower, NCL Corporation Ltd., as guarantor, Norwegian Cruise Line Holdings Ltd. and Oceania Cruises S. de R.L., as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent (incorporated herein by reference to Exhibit 10.6 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on December 19, 2022 (File No. 001-35784)).
10.7	Supplemental Agreement, dated December 16, 2022, by and among Leonardo One, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH and Cassa Depositi e Prestiti S.P.A., as mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee (incorporated herein by reference to Exhibit 10.7 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on December 19, 2022 (File No. 001-35784)).

10.8	Supplemental Agreement, dated December 16, 2022, by and among Leonardo Two, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee (incorporated herein by reference to Exhibit 10.8 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on December 19, 2022 (File No. 001-35784)).
10.9	Supplemental Agreement, dated December 16, 2022, by and among Leonardo Three, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, HSBC Bank PLC, BNP Paribas Fortis S.A./N.V., KfW IPEX-Bank GmbH and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, BNP Paribas S.A., as agent and SACE agent, and BNP Paribas S.A., as security trustee (incorporated herein by reference to Exhibit 10.9 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on December 19, 2022 (File No. 001-35784)).
10.10	Supplemental Agreement, dated December 16, 2022, by and among Leonardo Four, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, HSBC Bank PLC, BNP Paribas Fortis S.A./N.V., KfW IPEX-Bank GmbH and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, BNP Paribas S.A., as agent and SACE agent, and BNP Paribas S.A., as security trustee (incorporated herein by reference to Exhibit 10.10 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on December 19, 2022 (File No. 001-35784)).
10.11	Supplemental Agreement, dated December 16, 2022, by and among Leonardo Five, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas S.A., as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee (incorporated herein by reference to Exhibit 10.11 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on December 19, 2022 (File No. 001-35784)).
10.12	Supplemental Agreement, dated December 16, 2022, by and among Leonardo Six, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas S.A., as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee (incorporated herein by reference to Exhibit 10.12 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on December 19, 2022 (File No. 001-35784)).
10.13	Supplemental Agreement, dated December 16, 2022, by and among Explorer III New Build, LLC, as borrower, NCL Corporation Ltd., as guarantor, Seven Seas Cruises S. de R.L., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas S.A., as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee (incorporated herein by reference to Exhibit 10.13 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on December 19, 2022 (File No. 001-35784)).
10.14	Supplemental Agreement, dated December 16, 2022, by and among O Class Plus One, LLC, as borrower, NCL Corporation Ltd., as guarantor, Oceania Cruises S. de R.L., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas S.A., as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee (incorporated herein by reference to Exhibit 10.14 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on December 19, 2022 (File No. 001-35784)).
10.15	Supplemental Agreement, dated December 16, 2022, by and among O Class Plus Two, LLC, as borrower, NCL Corporation Ltd., as guarantor, Oceania Cruises S. de R.L., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas S.A., as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee (incorporated herein by reference to Exhibit 10.15 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on December 19, 2022 (File No. 001-35784)).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 19, 2022	NCL CORPORATION LTD.

By:	/s/ Mark A. Kempa
Name:	Mark A. Kempa
Title:	Executive Vice President and Chief Financial Officer